CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.16

                             COLLABORATION AGREEMENT

                                     BETWEEN

            LYNX THERAPEUTICS, INC. AND HOECHST SCHERING AGREVO GMBH

                               SEPTEMBER 30, 1999

                             COLLABORATION AGREEMENT

        THIS COLLABORATION AGREEMENT (the "Agreement") is made and entered into effective as of September 30, 1999 (the "Effective Date"), by and between LYNX THERAPEUTICS, INC., a Delaware corporation ("Lynx"), and HOECHST SCHERING AGREVO GMBH, a German corporation ("AgrEvo"). Lynx and AgrEvo are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

                                    RECITALS

        WHEREAS, Lynx and AgrEvo are Parties to the Technology Development and Services Agreement between Lynx and Hoechst Aktiengesellschaft ("Hoechst") of October 2, 1995, as amended as of March 1, 1999 (the "Services Agreement"), pursuant to which Hoechst has subscribed on a non-exclusive basis to certain analytical services provided by Lynx on the terms set forth therein;

        WHEREAS, Lynx and AgrEvo are Parties to the Option Agreement between Lynx and AgrEvo of June 10, 1999, pursuant to which Lynx has agreed to negotiate in good faith exclusively with AgrEvo a collaboration agreement based on the terms summarized in Exhibit A thereto during the period ending September 30, 1999;

        WHEREAS, Lynx and AgrEvo now desire to enter into a collaboration agreement pursuant to which Lynx will develop and apply DNA analysis technologies for the analysis of DNA from certain crop plants to enable the discovery, development and commercialization of Products; and

        WHEREAS, in connection with establishing such collaboration AgrEvo wishes to obtain and Lynx is willing to grant to AgrEvo certain rights to the results of such analyses as described more fully herein, under the terms and conditions set forth in this Agreement;

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the Parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

        As used in this Agreement, the following terms shall have the meanings set forth below:

        1.1 "AFFILIATE" shall mean any entity that directly or indirectly Owns, is Owned by or is under common Ownership with, a Party to this Agreement, where "Own" or "Ownership" means direct or indirect possession of at least fifty percent (50%) of the outstanding voting securities of a corporation or a comparable ownership in any other type of entity, provided, however, that if the law of the jurisdiction in which such entity operates does not allow fifty percent (50%) or greater ownership by a Party to this Agreement, such ownership interest shall be at least forty percent (40%).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        1.2 "AGREVO KNOW-HOW" shall mean the information on the biologically-derived material provided by AgrEvo to Lynx under this Agreement, which information is Controlled by AgrEvo and which information is reasonably necessary for the interpretation of the Genotyping Results for a particular Crop

        1.3 "AGREVO PATENTS" shall mean any Patents that claim inventions made by AgrEvo during the Collaboration Term based on the Genotyping Results (but excluding Patents that are jointly owned pursuant to Section 5.5).

        1.4 "CO-EXCLUSIVE CROP" shall mean all plants, parts of plants, seeds and other planting material, whether known as of the Effective Date or hereafter created, of [ * ].

        1.5 "COLLABORATION TERM" shall have the meaning set forth in Section
6.1.

        1.6 "CONFIDENTIAL INFORMATION" shall mean, with respect to a Party, any Information disclosed by such Party to the other Party under this Agreement, except as limited by Section 7.2.

        1.7 "CONTROL" OR "CONTROLLED" shall mean, with respect to any material, Information or Intellectual Property hereunder, possession by a Party of the ability to grant access to and a license or sublicense as provided herein under such material, information or right without violating the terms of any agreement or other arrangements with any Third Party.

        1.8    "CROPS" shall mean the Exclusive Crops and the Co-Exclusive Crop.

        1.9    [ * ] shall mean [ * ].

        1.10 "[ * ] MAP" shall mean the high resolution physical map of the genome of corn that has been accepted by [ * ].

        1.11 "EXCLUSIVE CROPS" shall mean all plants, parts of plants, seeds and other planting material, whether known as of the Effective Date or hereafter created, of any of the following: [ * ].

        1.12 "EXPERIMENTS" shall mean all experiments on Crops or model species as agreed to by the Parties performed by Lynx using the Lynx Technology pursuant to this Agreement other than experiments performed in the course of Technology Development Projects or the development of any HRP Map.

        1.13 "FIELD" shall mean the analysis of genomes and gene expression of Crops, or of plant pathogens or pests that affect Crops, for the purpose of developing and commercializing Products.

        1.14 "FULLY BURDENED COST" OR "FBC" shall mean the actual cost of the work performed by Lynx, including, without limitation, direct labor, direct material and other direct items, and any indirect and overhead costs and expenses allocatable to such work, as determined by Lynx in accordance with United States generally accepted accounting principles consistently applied.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        1.15 "GENOTYPING EXPERIMENTS" shall mean all Experiments performed to identify SNPs associated with a particular characteristic of a Crop in a group of individuals of a Crop that vary with respect to this characteristic. These Experiments will include the extraction of one or more reference sets of SNPs from a group of individuals of a Crop in accordance with the guidelines set forth in Appendix A.

        1.16 "GENOTYPING RESULTS" shall mean any Information resulting from the Genotyping Experiments on a Crop.

        1.17 "HRP MAP" shall mean a high resolution physical DNA map of the genome of an individual or a group of individuals of a Crop.

        1.18 "IMPROVEMENT INVENTIONS" shall mean any inventions constituting improvements or enhancements to the Lynx Technology that are conceived and/or reduced to practice by AgrEvo, its agents or employees or jointly by AgrEvo, its agents or employees and Lynx, its agents or employees in accordance with United States patent law during the Collaboration Term.

        1.19 "INFORMATION" shall mean information, data, databases, know-how, trade secrets, inventions, developments, results, quality control information and results, sequences, techniques, procedures, instrument and experimental designs, knowledge and/or specialized reagents and materials, including costs and sources thereof.

        1.20 "INTELLECTUAL PROPERTY" shall mean any and all intellectual property rights, including without limitation Patents, trade secrets, trademarks, service marks, trade names, copyrights, plant breeder's rights and regulatory registrations/approvals.

        1.21 "JOINT RESEARCH COMMITTEE" OR "JRC" shall mean that committee described in Section 2.2 and having the responsibilities set forth in Article 2.

        1.22 "LYNX KNOW-HOW" shall mean any and all Information Controlled by Lynx as of the Effective Date or during the Collaboration Term that is related to Lynx's DNA analysis technologies, including, but not limited to, Lynx's high resolution physical mapping and genotyping technologies and those DNA analysis technologies which are available to Hoechst on a subscription basis under the Services Agreement.

        1.23 "LYNX PATENTS" shall mean Patents that claim inventions in Lynx Know-How.

        1.24 "LYNX TECHNOLOGY" shall mean the Lynx Patents and the Lynx
Know-How.

        1.25 "PATENTS" shall mean any patent applications and patents (including inventor's certificates and utility models), both foreign and domestic, including any substitutions, extensions, reissues, reexaminations, renewals, divisions, continuations or continuations-in-part.

        1.26 "PRODUCTS" shall mean (1) plants, parts of plants, seeds or other plant material (e.g. plants improved with respect to (a) growth, (b) yield, (c) pest or other pathogen resistance, (d) resistance to chemicals, (e) quality or quantity of certain proteins, starches, oil or other biological or chemical substances, and the like), and (2) any other product useful for the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

protection of plants when for example applied to the soil, seed or plant (e.g., biological or chemical products for the protection of plants against pests and/or plant pathogens).

        1.27 "SNP" shall mean a fragment of DNA that spans a site which is polymorphic in a population of genomes supplied by AgrEvo.

        1.28 "TECHNOLOGY DEVELOPMENT PROJECT" shall mean any research or development project approved by the Parties with the goal of developing novel applications of the Lynx Technology relevant to Crops or model species as agreed to by the Parties.

        1.29 "THIRD PARTY" shall mean any party other than AgrEvo or Lynx or an Affiliate of either of them.

                                    ARTICLE 2

                            COLLABORATION MANAGEMENT

        2.1 OVERVIEW. The Parties agree to manage the collaboration established by this Agreement through a Joint Research Committee, which will be responsible for overseeing the Experiments, the work on HRP Maps and the Technology Development Projects to be conducted in the course of the collaboration and for coordinating the activities of the Parties performed in connection therewith. The general description of the JRC's responsibilities contained in this Section
2.1 shall be subject to the specific agreements of the Parties set forth in this Agreement.

        2.2 JOINT RESEARCH COMMITTEE. The JRC shall be comprised of two (2) representatives from each Party, each of whom shall be an executive experienced in a relevant aspect of the subject matter of the collaboration. The Parties shall designate their representatives to the JRC within ten (10) days of the Effective Date. Members of the JRC shall serve on such terms as shall be determined by the Party designating such person for membership on the JRC. An alternate member designated by a Party may serve temporarily in the absence of a member designated by such Party. Each Party shall designate one of its representatives as Co-Chair of the JRC. Each Co-Chair will be responsible for the agenda and for recording the minutes of alternating meetings of the JRC. Each Party shall bear its own costs for participating in the JRC. The JRC may form and disband subcommittees with appropriate and equal representation from each Party. Each Party may replace any of its representatives to the JRC at any time, and will inform the other Party thereof in writing.

        2.3 MEETINGS OF THE JOINT RESEARCH COMMITTEE. The JRC shall hold meetings at such times and places as shall be determined by a majority of the entire membership of the JRC, but no less frequently than every three (3) months. Subject to the foregoing, the JRC may conduct meetings in person or by telephone conference or other means of communication, provided however that any decision made during a meeting held by telephone conference or other remote means (i.e., not in person) shall be confirmed in a writing signed by each member of the JRC. Each Party may invite other personnel of their company to attend meetings of the JRC in a non-voting capacity, subject to the mutual consent of the Parties. No meetings of the JRC can be held unless both Parties are represented.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

        2.4 FUNCTIONS OF THE JOINT RESEARCH COMMITTEE. The JRC shall manage the Experiments, the work on HRP Maps and the Technology Development Projects conducted pursuant to the collaboration, as provided in this Section 2.4. The JRC shall:

               (a) approve the objective and design of all Experiments to be conducted and the schedule for the performance of those Experiments;

               (b) review the Genotyping Results and make recommendations for further Genotyping Experiments, if appropriate;

               (c) review Lynx's progress in the development of its HRP mapping technology and determine and approve the order, timeframes and criteria for HRP Maps as set forth in Section 3.4 based on the guidelines set forth in Appendix A;

               (d) review and approve the nature, extent, design, performance and schedule of any Technology Development Projects; and

               (e) perform such other functions as appropriate to further the purposes of the collaboration under this Agreement as mutually determined by the Parties.

        2.5 DECISION-MAKING OF THE JOINT RESEARCH COMMITTEE. The representatives of each Party to the JRC shall cumulatively have a single vote by which to approve or disapprove any proposed action, and all actions by the JRC pursuant to this Agreement shall be taken only with the unanimous approval of the JRC.

        2.6 LIMITATIONS ON JOINT RESEARCH COMMITTEE POWERS. The JRC shall have no power to amend this Agreement and shall only have such powers as are specifically delegated to it under this Agreement.

                                    ARTICLE 3

                            CONDUCT OF COLLABORATION

        3.1 GENERAL. Lynx will apply the Lynx Technology for the benefit of a collaboration between the Parties in the Field directed to the discovery of genetic, genomic and/or gene expression data and other Information related to the Crops, and the model species as agreed to by the Parties, useful to the ultimate discovery, development and commercialization by AgrEvo of Products. Lynx will use commercially reasonable and diligent efforts to perform the Experiments, prepare the HRP Maps and perform any Technology Development Projects, consistent with any schedule established by the JRC. For purposes of this Agreement, "commercially reasonable and diligent efforts" shall mean, unless the Parties agree otherwise in writing, those efforts consistent with the exercise of prudent scientific and business judgment, as applied to other research efforts and to products of similar scientific and commercial potential within Lynx's relevant research programs and product lines. Unless otherwise agreed by the Parties in writing, Lynx shall perform all approved Experiments and Technology Development Projects and shall construct all HRP Maps ordered by AgrEvo at Lynx's facilities.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

        3.2 LYNX CAPACITY. The Parties will approve the performance by Lynx of a certain volume of work hereunder each year, and Lynx will make available sufficient and appropriate personnel and physical resources to perform such work that is approved by the Parties and for which AgrEvo has agreed to provide compensation in accordance with Article 4. The Parties also may approve the performance of additional work as necessary for the purposes of the collaboration; provided, however, that Lynx's obligation to perform such additional work shall be subject to AgrEvo's agreement to provide compensation in accordance with Article 4 for such work and to the availability of sufficient and appropriate personnel and physical resources of Lynx in light of Lynx's commitments to its other collaboration partners and such other obligations as Lynx may have, including its internal business commitments.

        3.3 EXPERIMENTS. Upon AgrEvo's agreement to provide compensation for Experiments approved by the JRC pursuant to Section 2.4, Lynx will use commercially reasonable and diligent efforts to perform Experiments on samples of Crops and model species as agreed by the Parties provided by AgrEvo, as specified and coordinated by the JRC, and to keep AgrEvo informed as to the progress of Experiments being performed. AgrEvo will compensate Lynx for such work as set forth in Article 4. Within ten (10) days of the completion of a set of Genotyping Experiments for a particular Crop, Lynx shall deliver the Genotyping Results produced in such Genotyping Experiments to AgrEvo. The results produced in Experiments other than Genotyping Experiments shall be delivered by Lynx to AgrEvo at such times as are otherwise agreed in writing by the Parties.

        3.4 HRP MAPS. At an appropriate time to be determined by AgrEvo but not later than thirty (30) days after receipt of confirmation that Lynx has successfully completed the [ * ] Map, the JRC shall meet. If the JRC determines that the [ * ] Map has met the minimum criteria set forth in Appendix A, the Parties will proceed with construction of an HRP Map of the Co-Exclusive Crop to meet criteria therefor to be established by the JRC based on the guidelines set forth in Appendix A. If the [ * ] Map has not met such criteria, the JRC will attempt in good faith to establish criteria to be used in connection with the HRP Map of the Co-Exclusive Crop; provided, however, that if the JRC is unable to agree on such criteria, AgrEvo will have no further right or obligation to order any HRP Map hereunder. Upon the establishment by the JRC of the criteria for the HRP Map of the Co-Exclusive Crop, AgrEvo shall order and Lynx shall construct and deliver to AgrEvo such map in accordance with this Agreement. Following delivery by Lynx of such map, in the event the JRC determines that the HRP Map for the Co-Exclusive Crop does not meet the applicable criteria therefor, AgrEvo will have no obligation to pay Lynx for such HRP Map unless it elects in its discretion not to return such map to Lynx, and AgrEvo will have no further right or obligation to order any other HRP Map under this Agreement. If, on the other hand, the HRP Map for the Co-Exclusive Crop meets the applicable criteria, AgrEvo shall pay Lynx the fee set forth in Section 4.4, and the JRC shall meet within thirty (30) days in order to determine and approve the criteria and the estimated time frame for construction of an HRP Map of one of the Exclusive Crops. Upon the establishment by the JRC of the criteria for such a map, AgrEvo shall then order, and Lynx shall then construct and deliver to AgrEvo, the HRP Map for such Exclusive Crop in accordance with this Agreement. The procedure described above for review of a finished HRP Map and the ordering of the next HRP Map shall be applied repetitively until HRP Maps for all of the Exclusive Crops have been constructed or the last of such maps to be delivered by Lynx does not meet the applicable criteria

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

therefor. Notwithstanding the foregoing, for the avoidance of doubt, AgrEvo shall not have an obligation to order any HRP Map which map or its equivalent is already in AgrEvo's possession or is publicly available. So long as AgrEvo retains its right to order HRP Maps, Lynx shall not construct any HRP Map of a Crop for any Third Party during the Collaboration Term and for three (3) years thereafter.

        3.5 TECHNOLOGY DEVELOPMENT PROJECTS. Either Party may from time to time present possible Technology Development Projects to the JRC for its review and assessment. Upon the recommendation of the JRC and the agreement of the Parties, including AgrEvo's commitment to fund a Technology Development Project on the basis set forth in Section 4.3, Lynx will use commercially reasonable and diligent efforts to perform such Technology Development Project, and will provide the JRC with regular summary reports on the progress thereof. All Information provided by one Party to the other in the framework of proposals for Technology Development Projects shall be treated as Confidential Information.

        3.6 COLLABORATION EXCLUSIVITY. In consideration of the sums to be paid to Lynx and the other terms and conditions of this Agreement, the Parties agree that during the Collaboration Term, Lynx will not knowingly utilize the Lynx Technology to collaborate with any Third Parties on Crops, provided that Lynx may do such work with respect to the Co-Exclusive Crop for a single Third Party, currently [ * ]. Notwithstanding the foregoing, Lynx shall be free to perform subscription gene sequencing, gene expression analysis and related services on a non-exclusive basis for Third Parties, provided that Lynx notifies such Third Parties that they may not utilize Lynx subscription services for the analysis of DNA samples from Crops except that a single Third Party (currently [ * ]) may utilize such services for the Co-Exclusive Crop. Moreover, nothing in this
Section 3.6 shall be construed to limit or to restrict Lynx in any way from being able to perform its obligations under the agreements in effect prior to the date of this Agreement with [ * ] (Agreement dated October 29, 1998, as amended), BASF AG (agreements dated October 23, 1996 and January 1, 1997, as amended) and Hoechst, whether or not such performance would otherwise be in violation of this Section 3.6.

        3.7 CO-EXCLUSIVE CROP. If [ * ]'s rights with respect to the Co-Exclusive Crop expire or terminate prior to the expiration of the Collaboration Term, Lynx will give AgrEvo written notice of such termination or expiration within thirty (30) days thereof and give AgrEvo the opportunity to discuss with Lynx the terms under which Lynx would agree to treat the Co-Exclusive Crop as an Exclusive Crop under this Agreement.

        3.8 [ * ]. AgrEvo shall have the right, exercisable by written notice to Lynx given any time prior to September 30, 2001, to delete [ * ] from this Agreement. Effective upon delivery of such notice, [ * ] will no longer be included within the definition of Exclusive Crops (Section 1.11) and AgrEvo will no longer have any right or obligation to order an HRP Map of [ * ] under
Section 3.4.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                    ARTICLE 4

                                  COMPENSATION

        4.1 ACCESS FEE. Within ten (10) days of the Effective Date, AgrEvo shall pay to Lynx an access fee of [ * ].

        4.2 EXPERIMENTS FEES. Lynx's fees for the performance of Experiments shall be a sum equivalent to [ * ], and shall be due within thirty (30) days of the completion of the applicable Experiment. There will be no annual minimum and any Experiments that could be performed under the existing Services Agreement will be counted toward the applicable minimum requirements of that Agreement.

        4.3 TECHNOLOGY DEVELOPMENT PROJECT FEES. Lynx's fees for the performance of work on a Technology Development Project shall be [ * ] and shall be due within thirty (30) days of receipt by AgrEvo of Lynx's invoice for any such work.

        4.4 HRP MAP FEES. Within thirty (30) days of confirmation in accordance with Section 3.4 that Lynx has completed and [ * ] has accepted the [ * ] Map and that such map meets the minimum criteria set forth in Appendix A (or, if not, the JRC has agreed on criteria for the HRP Map of the Co-Exclusive Crop pursuant to Section 3.4), AgrEvo shall pay Lynx a mapping technology milestone of [ * ].Within thirty (30) days of confirmation by the JRC that the completed HRP Map for the Co-Exclusive Crop meets the applicable criteria therefor, AgrEvo shall pay Lynx a map purchase fee of [ * ]. On the completion of each additional HRP Map ordered hereunder, AgrEvo shall pay to Lynx a map purchase fee equivalent to [ * ] within thirty (30) days of the JRC's determination that the applicable criteria therefor have been met within a time frame which is in reasonable accordance with the estimated time frame approved by the JRC or, if not, the election by AgrEvo to retain such map.

        4.5 MILESTONE. In addition, with respect to each HRP Map, AgrEvo shall pay Lynx [ * ] within [ * ] after [ * ] for the applicable Crop discovered during the performance of the Genotyping Experiments have been located on the HRP Map of that Crop, provided that [ * ] have met the criteria established by the JRC in accordance with the guidelines set forth in Appendix A. The above milestone shall be paid [ * ].

        4.6 TECHNOLOGY LICENSING FEE. If AgrEvo determines in accordance with Sections 5.5(a) and 5.5(b) that it wants to own exclusively any and all Genotyping Results related to a particular Crop, or if AgrEvo determines in accordance with Section 5.5(c) that it wants to use Genotyping Results related to a particular Crop on a non-exclusive basis, then AgrEvo shall pay to Lynx a technology licensing fee equal to [ * ] (the "Technology Licensing Fee"). Once the Technology Licensing Fee has been paid for a particular Crop, AgrEvo shall automatically own in accordance with the provisions of Section 5.5 all the Genotyping Results of all Genotyping Experiments on the same Crop paid for by AgrEvo pursuant to the terms of Section 4.2.

        4.7 PAYMENTS. All amounts paid hereunder shall be made to Lynx in U.S. dollars by bank wire transfer of immediately available funds to such account designated by Lynx. Any payment not made on or before the payment due date shall bear interest to the extent permitted by applicable law, at two percentage points (2%) over the prime rate of interest as reported, from

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

time to time, by Bank of America NT & SA in San Francisco, California, calculated on the number of days such payment is delinquent.

        4.8 AUDIT. Lynx agrees to keep, until one (1) year after the end of the Collaboration Term, records in sufficient detail to permit AgrEvo to confirm the accuracy of the calculation of FBC for work performed under this Agreement. Once a year, at the request and the expense of AgrEvo, upon at least ten (10) business days' prior written notice, Lynx shall permit a nationally recognized, independent, certified public accountant, appointed by AgrEvo and acceptable to Lynx, access to these records during regular business hours solely to the extent necessary to verify such calculations, provided that such accountant has entered into a confidentiality agreement with Lynx with terms substantially similar to the confidentiality provisions of this Agreement, limiting the use and disclosure of such information to purposes germane to this section. Any adjustment resulting from any such audit shall be paid by Lynx to AgrEvo or by AgrEvo to Lynx, as applicable, within thirty (30) days after such adjustment is determined. Moreover, if such examination reveals an adjustment to the calculation for the benefit of AgrEvo in an amount equal to [ * ] or more of the FBC amount being examined, Lynx shall pay all costs of such examination.

                                    ARTICLE 5

                              INTELLECTUAL PROPERTY

        5.1 LYNX TECHNOLOGY. Lynx shall own the Lynx Technology, and except as expressly permitted under this Agreement, AgrEvo shall have no right to use or otherwise exploit the Lynx Technology. Lynx shall have no obligation to enforce the Lynx Patents by initiation of litigation or otherwise.

        5.2 AGREVO KNOW-HOW AND AGREVO PATENTS. AgrEvo shall own the AgrEvo Know-How and the AgrEvo Patents, and except as otherwise provided in this Agreement, Lynx shall have no right to use or otherwise exploit the AgrEvo Know-How and the AgrEvo Patents. AgrEvo shall have no obligation to enforce the AgrEvo Patents by initiation of litigation or otherwise.

        5.3 IMPROVEMENT INVENTIONS. Improvement Inventions shall be disclosed to Lynx promptly. Improvement Inventions shall be assigned to Lynx, and Lynx shall grant to AgrEvo a non-exclusive, worldwide, royalty-free, perpetual, irrevocable license to use such Improvement Inventions, and any resulting Patents or copyrights secured by Lynx based on such Improvement Inventions, for all fields. AgrEvo shall make all appropriate assignments and take all other actions reasonably necessary to give effect to the ownership interest of Lynx in Improvement Inventions. Lynx will be entitled, in its sole discretion and at its expense, to prosecute, maintain and protect any Intellectual Property associated with such Improvement Inventions. Lynx also shall have the sole and exclusive right, but not the obligation, to bring an appropriate action against any person or entity infringing any Patents claiming Improvement Inventions, whether such infringement is direct or contributory. Upon Lynx's reasonable request and at Lynx's expense, AgrEvo will provide reasonable assistance to Lynx in obtaining and managing the prosecution, maintenance, protection and enforcement of Intellectual Property associated with Improvement Inventions. The foregoing shall not be construed to grant AgrEvo rights broader

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

than those expressly granted under this Article 5; specifically, but without prejudice to Section 5.8, the foregoing shall not be construed to grant AgrEvo an implied or express license under or to Lynx Technology Controlled by Lynx as of the Effective Date, or Lynx Technology Controlled by Lynx during the Collaboration Term which is not an Improvement Invention.

        5.4 HRP MAPS. All HRP Maps for Crops prepared by Lynx for AgrEvo under this Agreement for which AgrEvo has paid a map purchase fee pursuant to Section
4.4 will be assigned to AgrEvo for any use or purpose, and Lynx shall make all appropriate assignments and take all other actions reasonably necessary to give effect to the ownership interest of AgrEvo in such HRP Maps. AgrEvo will be entitled, in its sole discretion and at its expense, to prosecute, maintain and protect any Intellectual Property associated with such HRP Maps. AgrEvo also shall have the sole and exclusive right, but not the obligation, to bring an appropriate action against any person or entity infringing any Patents claiming such Intellectual Property, whether such infringement is direct or contributory. Upon AgrEvo's reasonable request and at AgrEvo's expense, Lynx will provide reasonable assistance to AgrEvo in obtaining and managing the prosecution, maintenance, protection and enforcement of Intellectual Property associated with such HRP Maps.

        5.5 GENOTYPING RESULTS.

               (a) DECISION PERIOD. Upon receipt by AgrEvo of Genotyping Results for a particular Crop pursuant to Section 3.3 and written notice thereof from Lynx, AgrEvo shall have ninety (90) days (the "Decision Period") to evaluate the Genotyping Results in good faith and determine whether the Genotyping Results are valuable to AgrEvo. If AgrEvo believes the Genotyping Results are valuable, AgrEvo will so notify Lynx in writing and pay Lynx the Technology Licensing Fee prior to the expiration of the Decision Period. If AgrEvo does not believe the Genotyping Results for a particular Crop delivered to date are sufficiently valuable to justify payment of the Technology Licensing Fee and the Decision Period has not expired, AgrEvo may order [ * ] additional Genotyping Experiments for the particular Crop, and the Decision Period will be extended until ninety
(90) days after AgrEvo's receipt of the Genotyping Results for the particular Crop from such additional Genotyping Experiments. This process of ordering additional Genotyping Experiments and the resulting extension of the Decision Period may be repeated during the Collaboration Term until the Decision Period has expired without AgrEvo having ordered additional Genotyping Experiments or paid the Technology Licensing Fee. Except as otherwise specified in this Section 5.5, the Parties shall jointly own the Genotyping Results, and each Party shall make all appropriate assignments and take all other actions reasonably necessary to give effect to the ownership interest of the other Party. Prior to and during the Decision Period, neither Party will use such Genotyping Results for any purpose not explicitly permitted under this Agreement or license such Genotyping Results or any Intellectual Property associated with such Genotyping Results to any Third Party, without the written consent of the other Party. In addition, prior to the expiration of the Decision Period, AgrEvo shall have the sole right to prosecute, maintain, protect and enforce any Intellectual Property associated with such Genotyping Results, in the name of both Parties and at its expense. Lynx will provide reasonable assistance to AgrEvo, at AgrEvo's expense, in obtaining and managing the prosecution, protection and enforcement of Intellectual Property associated with such Genotyping Results.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               (b) EXCLUSIVITY. If AgrEvo pays the Technology Licensing Fee prior to the expiration of the Decision Period, Lynx shall assign to AgrEvo all its rights, title and interest in the Genotyping Results for the particular Crop and any Intellectual Property associated with such Genotying Results for any use or purpose in relation to Products and for any other use or purpose subject to the provisions of Section 5.5(e), and Lynx shall make all appropriate assignments and take all other actions reasonably necessary to give effect to the ownership interest of AgrEvo in the Genotyping Results and any Intellectual Property associated with such Genotying Results. Additionally, Lynx agrees that it will not [ * ]. Also, AgrEvo shall have the sole right to prosecute, maintain, protect and enforce any Intellectual Property associated with such Genotyping Results, at its own discretion, in its name and at its expense. Lynx will provide reasonable assistance to AgrEvo, at AgrEvo's expense, in obtaining and managing the prosecution, protection and enforcement of Intellectual Property associated with such Genotyping Results.

               (c) OPTION PERIOD.

                      (i) If AgrEvo fails to pay the Technology Licensing Fee prior to the expiration of the Decision Period: (1) Lynx shall have the right to grant non-exclusive licenses to the Genotyping Results to Third Parties to use the Genotyping Results for any purpose and collaborate on a non-exclusive basis with Third Parties with respect to the Genotyping Results for any use or purpose; (2) AgrEvo covenants not to use or disclose the Genotyping Results for any purpose until and unless it pays to Lynx the Technology Licensing Fee prior to the expiration of [ * ] (the "Option Period"); and (3) AgrEvo shall grant to Lynx, upon the expiration of the Decision Period, a non-exclusive, worldwide, royalty-free, perpetual, irrevocable license, with the right to sublicense, under the AgrEvo Patents and AgrEvo Know-How relating to the Genotyping Results solely to research, develop, make, have made, use, sell, offer for sale and import the Genotyping Results and/or any products resulting or derived from, or arising out of, the Genotyping Results.

                      (ii) If AgrEvo pays Lynx the Technology Licensing Fee prior to the expiration of the Option Period, AgrEvo shall have the non-exclusive, worldwide, royalty-free, perpetual, irrevocable right, with the right to grant licenses, to use such Genotyping Results for any use or purpose in relation to Products and for any other use or purpose subject to the provisions of Section 5.5(e). During the Option Period and after any payment by AgrEvo of the Technology Licensing Fee, Lynx shall have the sole and exclusive right to prosecute, maintain, protect and enforce any Intellectual Property associated with the Genotyping Results, in the name and at the equal expense of both Parties, subject to the right of either Party to elect by written notice to the other not to pay its share of the ongoing expenses of any item of Intellectual Property, in which case the electing Party shall assign all rights, title and interest in and to such item of Intellectual Property to the other Party and shall have no further right or license thereto under this Agreement.

                      (iii) If AgrEvo fails to pay the Technology Licensing Fee prior to the expiration of the Option Period:

                             (1) AgrEvo shall (a) assign to Lynx all its rights,
title and interest in the Genotyping Results and any Intellectual Property associated with such Genotyping

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

Results, and (b) make all appropriate assignments and take all other actions reasonably necessary to give effect to the ownership interest of Lynx in the Genotyping Results, and the license set forth in Section 5.5(c)(i)(3) shall continue in accordance with its terms; and

                             (2) Lynx shall have (a) no further obligations to
AgrEvo with respect to such Genotyping Results under this Agreement, and (b) the sole and exclusive right to prosecute, maintain, protect and enforce any Intellectual Property associated with the Genotyping Results, in its sole name and at its expense.

               (d) PROTECTION OF GENOTYPING RESULTS. The Party with the right to prosecute Intellectual Property associated with the Genotyping Results pursuant to Section 5.5 (the "Prosecuting Party"), shall have the sole and exclusive right, but not the obligation, to bring an appropriate action against any person or entity infringing such Intellectual Property, whether such infringement is direct or contributory. The other Party will reasonably cooperate with the Prosecuting Party to prosecute, maintain, protect and enforce such Intellectual Property, at the Prosecuting Party's reasonable request and expense.

               (e) EXPANDED EXPLOITATION OF GENOTYPING RESULTS. AgrEvo shall only be permitted to use the Genotyping Results for uses or purposes that are not related to Products upon the terms and conditions of a separate agreement to be negotiated in good faith between AgrEvo and Lynx within a period of [ * ] after written notice from AgrEvo to Lynx that AgrEvo intends to start such use, taking into account the respective contribution of each Party in obtaining the Genotyping Results. In the event the Parties are unable to complete such agreement within the aforesaid term, AgrEvo may refer the matter to the International Center for technical Expertise of the International Chamber of Commerce (ICC) in accordance with the ICC Rules for Technical Expertise and the Parties agree to be bound by the expert's decision.

        5.6 TECHNOLOGY DEVELOPMENT PROJECTS.

               (a) INTELLECTUAL PROPERTY. Unless otherwise agreed in the context of a particular Technology Development Project, any Intellectual Property in or associated with the results of a Technology Development Project directed to the development of a novel application of Lynx Technology shall be owned by Lynx, and AgrEvo shall make all appropriate assignments and take all other actions reasonably necessary to give effect to Lynx's ownership of such Intellectual Property. Lynx shall have the sole right to prosecute, maintain, protect and enforce any Intellectual Property associated with such a Technology Development Project, at its own discretion, in its name and at its expense. AgrEvo will provide reasonable assistance to Lynx, at Lynx's expense, in obtaining and managing the prosecution, protection and enforcement of Intellectual Property associated with such a Technology Development Project. Notwithstanding the foregoing, in the event a Technology Development Project includes analyses of samples of a Crop or of a model species relevant to a Crop agreed to by the Parties, AgrEvo shall have the option, exercisable by written notice to Lynx
[ * ] after completion of the Technology Development Project, to obtain an exclusive, worldwide, perpetual license, with the right to sublicense, to use all genomic or gene expression data resulting from such analyses and the related Intellectual Property for any use or purpose. In the event AgrEvo decides to exercise its option on the aforementioned license, AgrEvo shall pay to Lynx [*].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

               (b) ROYALTY. Lynx shall pay AgrEvo a royalty of [ * ] on Lynx's net sales of the services resulting from the Technology Development Project to Third Parties until [ * ].

               (c) PUBLICATIONS. Either Party may publish results obtained from a Technology Development Project, provided that the other Party is given at least thirty (30) days to review any abstract, manuscript, or other presentation materials prior to any submission for publication or presentation in order to
(i) determine whether Confidential Information is disclosed, and (ii) take action to ensure that suitable patent applications have been filed on any inventions disclosed in such submissions. If the reviewing Party determines that an invention it desires to protect is disclosed in the materials to be published or presented, then after so notifying the other Party in writing within the initial thirty (30) day review period, the reviewing Party shall have the right to extend the review period by up to an additional forty-five (45) days to allow for the filing of a patent application. If the reviewing Party determines that Confidential Information of the reviewing Party is disclosed in the materials to be published or presented, then the Parties shall negotiate in good faith the removal of such Confidential Information.

        5.7 AGREVO COVENANT. AgrEvo hereby covenants to use the Genotyping Results and any other genomic or gene expression data generated by the Experiments or Technology Development Projects conducted under this Agreement only for uses and purposes that relate to Products or for such other uses or purposes as may be covered by an agreement made pursuant to Section 5.5 (e), and will not permit any division, Affiliate, business unit or subsidiary of AgrEvo to use such results or data for any purpose or use that is not so authorized.

        5.8 LYNX COVENANT. Lynx hereby covenants that it will not assert any claim for infringement of the Lynx Technology against AgrEvo based upon AgrEvo's use of the HRP Maps, or AgrEvo's use in relation to Products of the results of Experiments or Technology Development Projects conducted pursuant to this Agreement, or for any other use or purpose authorized pursuant to the provisions of Section 5.5(e), so long as such uses by AgrEvo are permitted under this Agreement or the Services Agreement and AgrEvo's uses do not include the use of the Lynx Technology, except to the extent that any Lynx Technology may be required for the interpretation of Genotyping Results or the results of other Experiments, Technology Development Projects and/or HRP Maps.

        5.9 OTHER RESULTS. Except as otherwise expressly provided in, and subject to the limitations set forth in this Agreement, AgrEvo shall have full and exclusive ownership of all genomic or gene expression data generated by Experiments conducted pursuant to this Agreement. AgrEvo shall have the sole right to prosecute, maintain, protect and enforce any Intellectual Property associated with such data, at is own discretion, in its own name and at its own expense. Lynx will provide reasonable assistance to AgrEvo, at AgrEvo's expense, in obtaining and maintaining the prosecution, protection and enforcement of Intellectual Property associated with such data.

        5.10 INFRINGEMENT. Each Party shall promptly notify the other in writing of any alleged or threatened infringement of any Intellectual Property discussed in this Article 5. In addition, in the event that any Intellectual Property discussed in this Article 5 becomes the subject of a Third Party claim, the Party against which such Third Party infringement claim is brought shall defend against such claim at its sole expense. The other Party shall reasonably

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

cooperate with the defending Party in the defense of any such claim, at the defending Party's reasonable request and expense. Neither Party shall enter into any settlement that materially affects the rights or interests of the other Party without such other Party's written consent, which consent shall not be unreasonably withheld or delayed.

                                    ARTICLE 6

                              TERM AND TERMINATION

        6.1 TERM.

               (a) With regard to Experiments and Technology Development
Projects: the term of this Agreement shall commence upon the Effective Date and, unless sooner terminated as provided in this Article 6, expire three (3) years from the Effective Date (the "Collaboration Term"); provided, however, that if work is commenced on any Experiment and/or Technology Development Project prior to the expiration of the Collaboration Term and such work is incomplete or otherwise unfinished upon the expiration of the Collaboration Term, this Agreement shall remain in effect for such period (not to exceed [ * ]) and to the extent reasonably required by Lynx to complete any such Experiment or Technology Development Project, and no other Experiment or Technology Development Project shall be commenced during such period. Notwithstanding the above, the Parties also may mutually agree in writing to extend the Collaboration Term.

               (b) With regard to HRP Maps: the term of this Agreement shall commence upon the Effective date and, unless sooner terminated as provided in this Article 6, expire on the earlier of (i) delivery of the last HRP Map to be constructed pursuant to the terms of Section 3.4, or (ii) [ * ] from the Effective Date.

        6.2 TERMINATION FOR BREACH. Each Party shall have the right to terminate this Agreement and its obligations hereunder for material breach by the other Party, which breach remains uncured for ninety (90) days after written notice is provided to the breaching Party, or in the case of an obligation to pay amounts owing under this Agreement, which breach remains uncured for thirty (30) days after written notice to the breaching Party unless there exists a bona fide dispute as to whether such payments are owing. Notwithstanding any termination under this Section 6.2, any obligation to pay amounts which had accrued or become payable as of the date of termination shall survive termination of this Agreement.

        6.3 SURVIVAL. Except as otherwise provided in this Section 6.3, Articles 5, 7 and 9 of this Agreement shall survive termination of this Agreement for any reason (subject to any subsequent dates of termination referred to in such individual Articles).

        6.4 RENEWAL. At or prior to expiration of the Collaboration Term, the Parties agree to discuss in good faith, taking into account the respective contributions of the Parties to the collaboration, including AgrEvo's contributions to any Technology Development Projects, the terms and conditions under which this Agreement may be renewed or the working relationship of the Parties otherwise extended. If for any reason the Parties fail to conclude any such agreement, AgrEvo shall have the option, exercisable by written notice to Lynx, to secure the right to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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continue ordering Experiments based on technologies developed in any Technology
Development Projects on the terms and conditions set forth in this Agreement, but on a nonexclusive basis, for a period of up to [ * ] after the Collaboration Term.

                                    ARTICLE 7

                                 CONFIDENTIALITY

        7.1 CONFIDENTIAL INFORMATION. Each Party will maintain all Confidential Information received by it under this Agreement in trust and confidence and will not disclose any such Confidential Information to any Third Party or use any such Confidential Information for any purposes other than those purposes permitted under this Agreement. Each Party may use the other Party's Confidential Information only to the extent explicitly permitted under this Agreement or required to accomplish the purposes of this Agreement. Confidential Information shall not be used for any purpose or in any manner that would constitute a violation of any laws or regulations, including without limitation the export control laws of the United States. Confidential Information shall not be reproduced in any form except as required to accomplish the intent of this Agreement. No Confidential Information shall be disclosed to any employee, agent, consultant, Affiliate, or sublicensee who does not have a need for such information permitted under this Agreement. To the extent that disclosure is authorized by this Agreement, the disclosing Party will obtain prior agreement from its employees, agents, consultants, Affiliates or sublicensees to whom disclosure is to be made to hold in confidence and not make use of such information for any purpose other than those permitted by this Agreement. Each Party will use at least the same standard of care as it uses to protect its own Confidential Information of a similar nature to ensure that such employees, agents, consultants, Affiliates and sublicensees do not disclose or make any unauthorized use of such Confidential Information, but no less than reasonable care. Each Party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

        7.2 EXCEPTIONS. Confidential Information shall not include any Information which the receiving Party can demonstrate by contemporaneous written records:

               (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party in breach hereof, generally known or available;

               (b) is known by the receiving Party at the time of receiving such information, as evidenced by its written records;

               (c) is hereafter furnished to the receiving Party by a Third Party, as a matter of right and without restriction on disclosure;

               (d) is independently developed by the receiving Party without any breach of this Agreement; or

               (e) is the subject of a written permission to disclose provided by the disclosing Party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        7.3 AUTHORIZED DISCLOSURE. Notwithstanding any other provision of this
Agreement, each Party may disclose Confidential Information if such disclosure:

               (a) is in response to a valid order of a court or other governmental body of the United States or a foreign country, or any political subdivision thereof; provided, however, that the responding Party shall first have given notice to the other Party hereto and shall have made a reasonable effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued;

               (b) is otherwise required by law or regulation, including SEC related documents; provided, however, that the responding Party shall first have given notice to the other Party hereto and shall have made a reasonable effort to obtain confidential treatment for the Confidential Information which is the subject of the required disclosure;

               (c) is necessary to enforce a Party's rights under this Agreement; or

               (d) is otherwise necessary to file or prosecute patent applications, prosecute or defend litigation or comply with applicable governmental regulations or otherwise establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary.

        7.4 RETURN OF CONFIDENTIAL INFORMATION. In the event this Agreement is terminated, each Party shall return to the other Party all Confidential Information received by it from the other Party, provided, however, that each Party may keep one copy of such Confidential Information for legal archival purposes. Access to the copy so retained by each Party's legal department shall be restricted to counsel and such Confidential Information shall not be used except in the resolution of any claims or disputes arising out of this Agreement.

                                    ARTICLE 8

                         REPRESENTATIONS AND WARRANTIES

        8.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants:

               (a) CORPORATE POWER. Such Party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

               (b) DUE AUTHORIZATION. Such Party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

               (c) BINDING AGREEMENT. This Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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any law or regulation of any court, governmental body or administrative or other agency having authority over it.

        8.2 UNILATERAL REPRESENTATIONS AND WARRANTIES.

               (a) Lynx hereby represents and warrants that it Controls Lynx Technology and that it has full right to grant the rights that are granted in this Agreement.

               (b) Lynx hereby represents and warrants that in case Lynx is prevented from operating due to patent infringement or otherwise, any Intellectual Property that is jointly owned in accordance with Section 5.5 will be [ * ].

               (c) AgrEvo hereby represents and warrants that it Controls the AgrEvo Patents and AgrEvo Know-How.

        8.3 NO OTHER REPRESENTATIONS. THE EXPRESS REPRESENTATIONS AND WARRANTIES STATED IN THIS ARTICLE 8 ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTY THAT MAKING, USING, OR SELLING ANY MATERIALS OR INFORMATION OBTAINED HEREUNDER, INCLUDING GENOTYPING RESULTS AND HRP MAPS, WILL NOT INFRINGE ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

                                    ARTICLE 9

                      DISPUTE RESOLUTION AND GOVERNING LAW

        9.1 DISPUTES. The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party's rights and/or obligations hereunder or thereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 9 if and when a dispute arises under this Agreement.

        9.2 INITIAL PROCEDURE. In the event of disputes between the Parties concerning the validity, interpretation or performance of this Agreement, a Party seeking to resolve such dispute may, by written notice to the other, have such dispute referred to the Parties' respective executive officers designated below or their successors, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. Said designated officers are as follows:

               For Lynx:            Chief Executive Officer

               For AgrEvo:          Head of Biotechnology Research

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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In the event the designated executive officers are not able to resolve such dispute, either Party may at any time after the thirty (30) day period invoke the provisions of Section 9.3 hereinafter.

        9.3 ARBITRATION. Any dispute concerning the validity, interpretation or performance of this Agreement shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce (ICC) by no less than three (3) arbitrators appointed in accordance with said rules. The award to be rendered shall be final and binding upon the Parties. The place of arbitration shall be San Francisco, California.

        9.4 JUDICIAL ENFORCEMENT. The Parties agree that judgment on any arbitral award issued pursuant to this Article 9 shall be entered in the United States District Court for the Northern District of California or, in the event such court does not have subject matter jurisdiction over the dispute in question, such judgment shall be entered in the Superior Court of the State of California, in the County of Alameda.

        9.5 GOVERNING LAW. This Agreement is made in accordance with and shall be governed and construed under the laws of the State of California, as such laws are applied to contract entered into and to be performed within such state.

                                   ARTICLE 10

                                  MISCELLANEOUS

        10.1 AGENCY. Neither Party is, nor will be deemed to be, an employee, agent or legal representative of the other Party for any purpose. Neither Party will be entitled to enter into any contracts in the name of, or on behalf of the other Party, nor will a Party be entitled to pledge the credit of the other Party in any way or hold itself out as having authority to do so. This Agreement is an arm's-length research and license agreement between the Parties and shall not constitute or be construed as a joint venture.

        10.2 ASSIGNMENT. Except as otherwise provided herein, neither this Agreement nor any interest hereunder will be assignable in part or in whole by any Party without the prior written consent of the other; provided, however, that either Party may assign this Agreement to any of its Affiliates or to any successor by merger or sale of all or substantially all of its business assets to which this Agreement relates in a manner such that the assignor will remain liable and responsible for the performance and observance of all its duties and obligations hereunder. This Agreement will be binding upon the successors and permitted assigns of the Parties and the name of a Party herein will be deemed to include the names of such Party's successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment which is not in accordance with this Section 10.2 will be void.

        10.3 AMENDMENT. No amendment or modification hereof shall be valid or binding upon the Parties unless made in writing and signed by both Parties.

        10.4 NOTICES. Any notice or other communication required or permitted to be given to either Party hereto shall be in writing unless otherwise specified and shall be deemed to have been properly given and to be effective on the date of delivery if delivered in person or by

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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facsimile or three (3) days after mailing by registered or certified mail, postage paid, to the other Party at the following address:

               In the case of Lynx :

                      President
                      Lynx Therapeutics, Inc.
                      25861 Industrial Boulevard
                      Hayward, CA  94545

               In the case of AgrEvo:

                      Head of Biotechnology Research
                      Miraustrasse 54
                      13509 Berlin, Germany

        Either Party may change its address for communications by a notice to the other Party in accordance with this Section 10.4.

        10.5 FORCE MAJEURE. Any prevention, delay or interruption of performance by any Party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected, including but not limited to acts of God, embargoes, governmental restrictions, strikes or other concerted acts of workers, fire, flood, earthquake, explosion, riots, wars, civil disorder, rebellion or sabotage. The Party suffering such occurrence shall immediately notify the other Party and any time for performance hereunder shall be extended by the actual time of prevention, delay, or interruption caused by the occurrence.

        10.6 EXPORT CONTROL. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States of America or other countries which may be imposed upon or related to Lynx or AgrEvo from time to time. Each Party agrees that it will comply with all applicable export laws and regulations in connection with its activities under this Agreement.

        10.7 SEVERABILITY. If any term, condition or provision of this Agreement is held to be unenforceable for any reason, it shall, if possible, be interpreted, to achieve the intent of the Parties to this Agreement to the extent possible rather than voided. If not capable of such interpretation, the Parties shall in good faith seek to agree on an alternative provision reflecting the intent of the Parties which is enforceable. In any event, all other terms, conditions and provisions of this Agreement shall be deemed valid and enforceable to the full extent.

        10.8 CUMULATIVE RIGHTS. The rights, powers and remedies hereunder shall be in addition to, and not in limitation of, all rights, powers and remedies provided at law or in equity, or under any other agreement between the Parties. All of such rights, powers and remedies shall be cumulative, and may be exercised successively or cumulatively.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        10.9 WAIVER. No waiver by either Party hereto on any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

        10.10 FURTHER ASSURANCES. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, necessary to carry out the purposes and intent of this Agreement.

        10.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        10.12 ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the Parties with respect to the subject matter hereof and shall supersede all previous communications, representations or understandings, either oral or written, between the Parties relating to the subject matter hereof.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by their respective officers hereunto duly authorized.

LYNX THERAPEUTICS, INC.                    HOECHST SCHERING AGREVO GMBH



By: /s/ Sam Eletr                          By: /s/ Bernard Convent
    ----------------------------------         ---------------------------------

Its: Chairman of the Board                 Its:  Head of Research & Development,
     ---------------------------------           -------------------------------
                                           Biotechnology
                                           -------------



                                           By: /s/ Jurgen Asshauer
                                               ---------------------------------
                                           Its:  Member of the Board - AgrEvo
                                                --------------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX A

GUIDELINES FOR THE REFERENCE SETS

It is understood by AgrEvo that Lynx has proprietary technology allowing them to identify SNPs that affect a specific restriction site in the genome of a Crop. It is further understood by AgrEvo, that this SNP discovery technology will have reasonable efficiency such that a significant percentage of the SNPs associated with a particular restriction site motif will be identified in a single experiment. Thus, AgrEvo can expect reference sets of SNPs of a complexity that in principle reflects the average polymorphism percentage of such a restriction site, in a particular Crop. Specific requirements are:

1. SNP-containing fragments from the reference sets will be sequenced by MPSS. There should be sufficient sequence diversity among the fragments to indicate that the set will allow a genomic scan of high density. The MPSS technology will provide sequence information adjacent to the SNP.

2. MPSS-defined sequence tags of all SNP-containing fragments of the reference sets will be produced using enzymatic methods that are compatible with their being placed on the physical map. The sets of DNA fragments harboring the SNPs will be made available to AgrEvo. AgrEvo should be able to co-amplify and propagate such DNA fragments by using PCR primer sequences supplied by Lynx.

MINIMUM CRITERIA FOR THE [ * ] MAP

1. [ * ] base, ordered, nucleotide sequences, spaced [ * ] apart for low-resolution map (jumps over repetitive sequences).

2. [ * ] base, ordered, nucleotide sequences spaced [ * ] apart for high-resolution map.

3. High resolution map assembles genes (ESTs) into clusters (or islands) anchored at multiple sites to the physical/genetic map.

4. Map need not be continuous. It may have multiple break-point islands and seas.

5. For the [ * ] genome, the map would be created both from random sequences and from sets of BAC clones, and would consist of [ * ] islands covering [ * ].

GUIDELINES FOR THE HRP MAP OF THE CROPS

1. HRP Maps will be created preferentially from random sequences, and, if necessary, with the support of e.g. a BAC library supplied by AgrEvo.

2. Low resolution map will consist of unique, unambiguous sequence tags of [ * ] in length, ordered, spaced [ * ] (jumps over repetitive sequences), and should be based also on [ * ].

3. HRP Maps will consist of unique sequence tags [ * ] in length, ordered, spaced [ * ].

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4. HRP Maps should aim to anchor up to [ * ] sequence set (cDNAs, EST contigs) of AgrEvo as verified by a means approved by the JRC.

5. [ * ] of the HRP Map will be colinear with genetic map developed by AgrEvo, and checked with [ * ] genetic markers.

6.      HRP Maps need not be continuous. They may have multiple break-points.

7. HRP Maps will consist of [ * ] covering [ * ] of the non-repetitive sequences of the genome.

8. [ * ] of contigs will be `free-floating', i.e. not assigned to the major body of a chromosome

9.      Mapping data will be made available in database format
        (CORBA-compatible), to be specified by the JRC.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                               TABLE OF CONTENTS

                                                                            PAGE
ARTICLE 1         DEFINITIONS..................................................1

        1.1    "Affiliate".....................................................1

        1.2    "AgrEvo Know-How"...............................................2

        1.3    "AgrEvo Patents"................................................2

        1.4    "Co-Exclusive Crop".............................................2

        1.5    "Collaboration Term"............................................2

        1.6    "Confidential Information"......................................2

        1.7    "Control" or "Controlled".......................................2

        1.8    "Crops".........................................................2

        1.9    "[ * ]".........................................................2

        1.10   "[ * ] Map".....................................................2

        1.11   "Exclusive Crops"...............................................2

        1.12   "Experiments"...................................................2

        1.13   "Field".........................................................2

        1.14   "Fully Burdened Cost" or "FBC"..................................2

        1.15   "Genotyping Experiments"........................................3

        1.16   "Genotyping Results"............................................3

        1.17   "HRP Map".......................................................3

        1.18   "Improvement Inventions"........................................3

        1.19   "Information"...................................................3

        1.20   "Intellectual Property".........................................3

        1.21   "Joint Research Committee" or "JRC".............................3

        1.22   "Lynx Know-How".................................................3

        1.23   "Lynx Patents"..................................................3

        1.24   "Lynx Technology"...............................................3

        1.25   "Patents".......................................................3

        1.26   "Products"......................................................4

        1.27   "SNP"...........................................................4

        1.28   "Technology Development Project"................................4

        1.29   "Third Party"...................................................4

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       i.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE
ARTICLE 2         COLLABORATION MANAGEMENT.....................................4

        2.1    Overview........................................................4

        2.2    Joint Research Committee........................................4

        2.3    Meetings of the Joint Research Committee........................4

        2.4    Functions of the Joint Research Committee.......................5

        2.5    Decision-Making of the Joint Research Committee.................5

        2.6    Limitations on Joint Research Committee Powers..................5

ARTICLE 3         CONDUCT OF COLLABORATION.....................................5

        3.1    General.........................................................5

        3.2    Lynx Capacity...................................................6

        3.3    Experiments.....................................................6

        3.4    HRP Maps........................................................6

        3.5    Technology Development Projects.................................7

        3.6    Collaboration Exclusivity.......................................7

        3.7    Co-Exclusive Crop...............................................7

        3.8    [ * ]...........................................................7

ARTICLE 4         COMPENSATION.................................................8

        4.1    Access Fee......................................................8

        4.2    Experiments Fees................................................8

        4.3    Technology Development Project Fees.............................8

        4.4    HRP Map Fees....................................................8

        4.5    Milestone.......................................................8

        4.6    Technology Licensing Fee........................................8

        4.7    Payments........................................................9

        4.8    Audit...........................................................9

ARTICLE 5         INTELLECTUAL PROPERTY........................................9

        5.1    Lynx Technology.................................................9

        5.2    AgrEvo Know-How and AgrEvo Patents..............................9

        5.3    Improvement Inventions..........................................9

        5.4    HRP Maps.......................................................10

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       ii.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE
        5.5    Genotyping Results.............................................10

        5.6    Technology Development Projects................................12

        5.7    AgrEvo Covenant................................................13

        5.8    Lynx Covenant..................................................13

        5.9    Other Results..................................................14

        5.10   Infringement...................................................14

ARTICLE 6         TERM AND TERMINATION........................................14

        6.1    Term...........................................................14

        6.2    Termination for Breach.........................................14

        6.3    Survival.......................................................15

        6.4    Renewal........................................................15

ARTICLE 7         CONFIDENTIALITY.............................................15

        7.1    Confidential Information.......................................15

        7.2    Exceptions.....................................................16

        7.3    Authorized Disclosure..........................................16

        7.4    Return of Confidential Information.............................16

ARTICLE 8         REPRESENTATIONS AND WARRANTIES..............................17

        8.1    Mutual Representations and Warranties..........................17

        8.2    Unilateral Representations and Warranties......................17

        8.3    No Other Representations.......................................17

ARTICLE 9         DISPUTE RESOLUTION AND GOVERNING LAW........................18

        9.1    Disputes.......................................................18

        9.2    Initial Procedure..............................................18

        9.3    Arbitration....................................................18

        9.4    Judicial Enforcement...........................................18

        9.5    Governing Law..................................................18

ARTICLE 10        MISCELLANEOUS...............................................18

        10.1   Agency.........................................................18

        10.2   Assignment.....................................................19

        10.3   Amendment......................................................19

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      iii.

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE
        10.4   Notices........................................................19

        10.5   Force Majeure..................................................19

        10.6   Export Control.................................................20

        10.7   Severability...................................................20

        10.8   Cumulative Rights..............................................20

        10.9   Waiver.........................................................20

        10.10  Further Assurances.............................................20

        10.11  Counterparts...................................................20

        10.12  Entire Agreement...............................................20

APPENDIX A


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      iv.